Segment Information	12 Months Ended
Dec. 31, 2023
Disclosure of operating segments [abstract]
Segment Information
24.
SEGMENT INFORMATION

The Company’s major business is research and development and operates only in one single segment. The Board of directors, which allocates resources and assesses performance of the Company as a whole, has identified that the Company has only one reportable operating segment.

The Company has only one reportable operating segment, and therefore, the reportable segment information is the same as the financial statements. The following is an analysis of the Company’s revenue from its major products and services.

	For the year ended December 31
	2021	2022	2023
Out-licensing	$—	$—	$12,000,000

For the year ended December 31, 2023, there was revenue generated from out-licensing of development and commercialization rights in Japan to Zenyaku Kogyo Co., Ltd. for eblasakimab amounting to $12 million. Please refer to Note 15 for details